UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2011
FREEPORT-McMoRan COPPER & GOLD INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11307-01	74-2480931
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

333 North Central Avenue
Phoenix, Arizona	85004-4414
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 366-8100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
Freeport-McMoRan Copper & Gold Inc. (the Company) held its 2011 annual meeting of stockholders on June 15, 2011 in Wilmington, Delaware. At the annual meeting, the Company’s stockholders (1) elected each of the twelve persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders, (2) failed to approve, on an advisory basis, the compensation of the named executive officers, (3) approved, on an advisory basis, future advisory votes on the compensation of the named executive officers to be held every year, (4) ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the 2011 fiscal year, and (5) failed to approve a stockholder proposal regarding requirements for a director candidate.
Of the 947,155,321 shares of the Company’s common stock outstanding as of the record date, 745,378,829 shares were represented at the annual meeting. The independent inspector of elections reported the vote of stockholders as follows:
Proposal 1: Election of twelve directors.

		Votes	Broker
Name	Votes For	Withheld	Non-Votes
Richard C. Adkerson	635,270,019	7,394,233	102,714,577
Robert J. Allison, Jr.	548,681,424	93,982,828	102,714,577
Robert A. Day	628,924,982	13,739,270	102,714,577
Gerald J. Ford	562,083,041	80,581,211	102,714,577
H. Devon Graham, Jr.	588,553,673	54,110,579	102,714,577
Charles C. Krulak	596,550,804	46,113,448	102,714,577
Bobby Lee Lackey	590,374,279	52,289,973	102,714,577
Jon C. Madonna	639,518,689	3,145,563	102,714,577
Dustan E. McCoy	629,089,882	13,574,370	102,714,577
James R. Moffett	630,145,631	12,518,621	102,714,577
B. M. Rankin, Jr.	587,437,908	55,226,344	102,714,577
Stephen H. Siegele	639,626,224	3,038,028	102,714,577
Proposal 2: Approve, on an advisory basis, the compensation of the named executive officers.

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes
292,183,899	346,626,879	3,853,474	102,714,577
Proposal 3: Approve, on an advisory basis, the frequency of future advisory votes on the compensation of the named executive officers.

				Broker
1 Year	2 Years	3 Years	Abstentions	Non-Votes
551,072,455	7,873,551	80,556,354	3,161,892	102,714,577
In accordance with the results of the vote on Proposal 3, the Company, based on the recommendation of its board of directors and the vote of its stockholders, determined to implement an annual advisory vote on the compensation of named executive officers until the next required vote on the frequency of shareholder votes on the compensation of executives. The Company is required to hold a vote on frequency every six years.

Proposal 4: Ratification of appointment of Ernst & Young LLP as the independent registered public accounting firm.

	Votes
Votes For	Against	Abstentions
737,252,091	7,315,840	810,898
Proposal 5: Stockholder Proposal regarding requirements for a director candidate.

	Votes		Broker
Votes For	Against	Abstentions	Non-Votes
192,611,674	432,644,339	17,408,239	102,714,577

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.
By:	/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.
Vice President and Controller - Financial Reporting (authorized signatory and Principal Accounting Officer)
Date: June 17, 2011